GAAP Reconciliations

AGL Resources™
AGL RESOURCES 2011 ★ Investor Conference ★

GAAP Reconciliation
Reconciliations of operating margin, EBIT by segment and EPS excluding merger expenses are available in our quarterly reports (Form 10-Q) and annual reports (Form 10-K) filed with the Securities and Exchange Commission.
Our management evaluates segment financial performance based on EBIT, which includes the effects of corporate expense allocations. EBIT is a non-
GAAP (accounting principles generally accepted in the United States of America) financial measure. Items that are not included in EBIT are financing costs, including debt and interest expense and income taxes. We evaluate each of these items on a consolidated level and believe EBIT is a useful measurement of our performance because it provides information that can be used to evaluate the effectiveness of our businesses from an operational perspective, exclusive of the costs to finance those activities and exclusive of income taxes, neither of which is directly relevant to the efficiency of those operations.
We also use EBIT internally to measure performance against budget and in reports for management and the Board of Directors. Projections of forward-
looking EBIT are used in our internal budgeting process, and those projections are used in providing forward-looking business segment EBIT projections to investors. We are unable to reconcile our forward-looking EBIT business segment guidance to GAAP net income, because we do not predict the future impact of unusual items and mark-to-market gains or losses on energy contracts. The impact of these items could be material to our operating results reported in accordance with GAAP.
Operating margin is a non-GAAP measure calculated as revenues minus cost of gas, excluding operation and maintenance expense, depreciation and amortization, taxes other than income taxes, and the gain or loss on the sale of our assets. These items are included in our calculation of operating income. We believe operating margin is a better indicator than operating revenues of the contribution resulting from customer growth, since cost of gas is generally passed directly through to customers.
We present our EPS excluding expenses incurred with respect to the proposed merger with Nicor. As we do not routinely engage in transactions of the magnitude of the proposed Nicor merger, and consequently do not regularly incur transaction related expenses of correlative size, we believe presenting
EPS excluding Nicor merger expenses provides investors with an additional measure of our core operating performance.
EBIT, operating margin and EPS excluding merger expenses should not be considered as alternatives to, or more meaningful indicators of, our operating performance than operating income or net income, as determined in accordance with GAAP. In addition, our EBIT, operating margin and non-
GAAP EPS may not be comparable to similarly titled measures of another company.
Net income attributable to AGL Resources, as adjusted and Basic and Diluted earnings per share, as adjusted are non-GAAP measures and exclude transaction costs related to the proposed merger with Nicor. We believe these financial measures are useful to investors because they provide an alternative method for assessing the Company’s operating results in a manner that is focused on the performance of the Company’s ongoing operations.
The presentation of these financial measures is not meant to be a substitute for financial measures prepared in accordance with GAAP.

WELCOME

In millions	Three months ended March 31, 2011	2010
Operating revenues	$878	$1,003
Cost of gas (COG)	455	571
Operating margin	423	432
Operating expenses		
Operation and maintenance	131	125
Depreciation and amortization	41	40
Taxes other than income	13	14
Total operating expenses, exc. COG	185	179
Operating Income	238	253
Other income	1	2
EBIT	**239**	**255**
Interest expense, net	29	28
Earnings before income taxes	210	227
Income tax expense	76	82
Net income	**134**	**145**
Less: net income attributable to the noncontrolling interest	10	11
Net income attributable to AGL - as reported	**124**	**134**
Impact of Nicor transaction costs, net of tax	3	-
Net income attributable to AGL - as adjusted	**$127**	**$134**

AGL Resources™
AGL RESOURCES 2011 ★ Investor Conference ★

GAAP Reconciliation
The following table sets forth a reconciliation of AGL Resources’ operating margin to operating income and earnings before interest and taxes (EBIT) to earnings before income taxes to net income to net income attributable to AGL - as reported and net income attributable to AGL - as adjusted, for the three months ended March 31, 2011 and 2010.

WELCOME

3-Months Ended 3/31/11

in millions	Distribution operations	Retail energy operations	Wholesale services	Energy investments	Corporate and intercompany eliminations	Consolidated AGL Resources
Operating Revenues	$ 505	$ 290	$ 53	$ 30	$ -	$ 878
Intersegment Revenues	38	-	-	-	(38)	-
Total Operating Revenues	**543**	**290**	**53**	**30**	**(38)**	**878**
Cost of Gas (COG)	268	201	3	21	(38)	455
Operating Margin	**275**	**89**	**50**	**9**	**-**	**423**
Operating Expenses						
Operation & Maintenance	90	20	16	5	-	131
Depreciation & Amortization	36	1	-	2	2	41
Taxes Other Than Income	9	-	1	1	2	13
Total Operating Expenses, exc. COG	**135**	**21**	**17**	**8**	**4**	**185**
Operating Income (loss)	**140**	**68**	**33**	**1**	**(4)**	**238**
Other income	1	-	-	-	-	1
EBIT	**$ 141**	**$ 68**	**$ 33**	**$ 1**	**$ (4)**	**$ 239**

3-Months Ended 3/31/10

in millions	Distribution operations	Retail energy operations	Wholesale services	Energy investments	Corporate and intercompany eliminations	Consolidated AGL Resources
Operating Revenues	$ 528	$ 393	$ 67	$ 14	$ 1	$ 1,003
Intersegment Revenues	38	-	-	-	(38)	-
Total Operating Revenues	**566**	**393**	**67**	**14**	**(37)**	**1,003**
Cost of Gas (COG)	302	297	8	2	(38)	571
Operating Margin	**264**	**96**	**59**	**12**	**1**	**432**
Operating Expenses						
Operation & Maintenance	87	20	15	6	(3)	125
Depreciation & Amortization	34	1	-	2	3	40
Taxes Other Than Income	9	1	1	1	2	14
Total Operating Expenses, exc. COG	**130**	**22**	**16**	**9**	**2**	**179**
Operating Income (loss)	**134**	**74**	**43**	**3**	**(1)**	**253**
Other income	2	-	-	-	-	2
EBIT	**$ 136**	**$ 74**	**$ 43**	**$ 3**	**$ (1)**	**$ 255**

AGL Resources

AGL RESOURCES 2011 ★ Investor Conference ★

GAAP Reconciliation
The following tables set forth a reconciliation of AGL Resources’ Statement of Income to earnings before interest and taxes (EBIT) by segment for the quarters ended March 31, 2011 and 2010.

Three months ended March 31, 2011
Basic earnings per share – as reported	$1.60
Transaction costs of Nicor merger	0.04
Basic earnings per share – as adjusted	**$1.64**

	Three months ended March 31, 2011
Diluted earnings per share – as reported	$1.59
Transaction costs of Nicor merger	0.04
Diluted earnings per share – as adjusted	**$1.63**

AGL Resources™

AGL RESOURCES 2011 ★ Investor Conference ★

GAAP Reconciliation
The following tables set forth a reconciliation of AGL Resources’ Basic and Diluted earnings per share - as reported (GAAP) to Basic and Diluted earnings per share - as adjusted (Non-GAAP; excluding Nicor merger costs), for the indicated periods.

Additional Information
Additional Information
In connection with the proposed merger, AGL Resources has filed with the SEC a Registration Statement on Form S-4 (Registration No. 333-
172084), as amended, which is publicly available, that includes a joint proxy statement of AGL Resources and Nicor that also constitutes a prospectus of AGL Resources. AGL Resources and Nicor will mail the definitive joint proxy statement/prospectus to their respective stockholders of record as of April 18, 2011. WE URGE INVESTORS TO READ THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS CAREFULLY, AS
WELL AS OTHER DOCUMENTS FILED WITH THE SEC, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT AGL
RESOURCES, NICOR AND THE PROPOSED TRANSACTION. The joint proxy statement/prospectus, as well as other filings containing information about AGL Resources and Nicor, can be obtained free of charge at the website maintained by the SEC at www.sec.gov. You may also obtain these documents, free of charge, from AGL Resources’ website (www.aglresources.com) under the tab Investor Relations/SEC Filings or by directing a request to AGL Resources, P.O. Box 4569, Atlanta, GA, 30302-4569. You may also obtain these documents, free of charge, from Nicor’s website
(www.nicor.com) under the tab Investor Information/SEC Filings or by directing a request to Nicor, P.O. Box 3014, Naperville, IL 60566-7014.
The respective directors and executive officers of AGL Resources and Nicor, and other persons, may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding AGL Resources’ directors and executive officers is available in the joint proxy statement/prospectus contained in the above referenced Registration Statement and its definitive proxy statement filed with the SEC by AGL
Resources on March 14, 2011, and information regarding Nicor directors and executive officers is available in the joint proxy statement/prospectus contained in the above referenced Registration Statement and its definitive proxy statement filed with the SEC by Nicor on April 19, 2011. These documents can be obtained free of charge from the sources indicated above. Other information regarding the interests of the participants in the proxy solicitation are included in the definitive joint proxy statement/prospectus and other relevant materials filed with the SEC. This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.